UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 8, 2024

Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Federal Realty Investment Trust

Maryland	1-07533	87-3916363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Federal Realty OP LP

Delaware	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue Suite 200 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:
301/998-8100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Federal Realty Investment Trust

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a 5.00% Series C Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share	FRT-C	New York Stock Exchange
Federal Realty OP LP

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Federal Realty Investment Trust
☐
Federal Realty OP LP
☐
If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Federal Realty Investment Trust
☐
Federal Realty OP LP
☐

Item 8.01.	Other Events.
As previously disclosed in a Current Report on Form
8-K
filed on February 14, 2022, Federal Realty Investment Trust (the “Company”) and Federal Realty OP LP (the “Partnership”) entered into an Equity Distribution Agreement (the “Distribution Agreement”), dated February 14, 2022, with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Jefferies LLC (the “agents”) and the forward purchasers identified therein, under which an aggregate offering price of up to $500,000,000 of the Company’s common shares of beneficial interest, $.01 par value per share (“Shares”), may be offered to or through the agents, acting as sales agents, principals, or forward sellers.
On March 8, 2024, the Company and the Partnership filed a new universal shelf registration statement on Form
S-3
(the “New Universal Shelf”). In connection with the New Universal Shelf, the Company and the Partnership entered into an amendment (the “Amendment”) to the Distribution Agreement with Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc., as agents, and the forward purchasers identified therein. The purpose of the Amendment was to add additional agents and forward purchasers to the Distribution Agreement and to increase the aggregate offering price of Shares that may be sold under the Distribution Agreement. Prior to the Amendment, the Company had sold Shares under the Distribution Agreement having an aggregate offering price of $187,879,828. The Amendment increased the amount of Shares the Company may sell under the Distribution Agreement such that an aggregate offering price of $500,000,000 of Shares remain available, as of March 8, 2024, for sale pursuant to the terms thereof. From and after March 8, 2024, sales of Shares under the Distribution Agreement will be made pursuant to the New Universal Shelf and the prospectus supplement filed by the Company on March 8, 2024.
The Amendment is filed as Exhibit 1.1 to this Current Report on
Form 8-K and
is incorporated herein by reference. The foregoing description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.
Also on March 8, 2024, the Company filed with the Securities and Exchange Commission (i) a prospectus supplement relating to the resale by certain selling shareholders of up to 729,246 Shares (the “DownREIT Shares”) issuable upon (A) the conversion of the Company’s outstanding 5.147% Series 1 Cumulative Convertible Preferred Shares of Beneficial Interest, par value $0.01 per share, and (B) the redemption of outstanding units of limited partnership interest or limited liability company interest in certain of the Company’s downREIT subsidiaries, and (ii) a prospectus supplement relating to the resale by certain selling shareholders of up to 4,739,566 Shares (the “Exchangeable Notes Shares”) issuable upon exercise of the exchange option pursuant to the Partnership’s 3.25% Exchangeable Senior Notes due 2029. The legality opinions with respect to the DownREIT Shares and the Exchangeable Notes Shares are filed as Exhibits 5.2 and 5.3 hereto, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1, dated March 8, 2024, to Equity Distribution Agreement dated February 14, 2022 among Federal Realty Investment Trust, Federal Realty OP LP and the forward purchasers and sales agents identified therein (filed herewith)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the Shares issuable under the Distribution Agreement (filed herewith)

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to the legality of the DownREIT Shares (filed herewith).

5.3	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to the legality of the Exchangeable Notes Shares (filed herewith).

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinion filed as Exhibit 5.2 hereto).

23.3	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinion filed as Exhibit 5.3 hereto).

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST FEDERAL REALTY OP LP

Date: March 11, 2024	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary